UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2025

SOUTHWEST AIRLINES CO.
(Exact name of registrant as specified in its charter)

Texas	1-7259	74-1563240
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

P. O. Box 36611
Dallas,	Texas	75235-1611
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:   (214) 792-4000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock ($1.00 par value)	LUV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 3.03 Material Modification to Rights of Security Holders.

Item 3.03(a)

The information set forth under Item 5.03 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 16, 2025, in connection with certain recent changes to the Texas Business Organizations Code (“TBOC”), the Board of Directors of Southwest Airlines Co. (the “Company”) approved the amendment and restatement of the Company’s bylaws (the “Bylaws”), effective as of such date, primarily to set a minimum ownership threshold for a shareholder (as defined by the TBOC) to pursue a derivative proceeding. Specifically, the Bylaws were amended to specify that a shareholder may not institute or maintain a derivative proceeding unless that shareholder beneficially owns three percent of the Company’s issued and outstanding common stock, par value $1.00 per share, at the time such derivative proceeding is instituted.

In addition, the Bylaws were amended to provide that the United States District Court for the Northern District of Texas or, if such court lacks jurisdiction, the Texas Business Court located in Dallas County, Texas, will be the sole and exclusive forum for certain internal entity claims (as defined by the TBOC) unless the Company agrees to a different forum. The amendments to the Bylaws also provide that, to the fullest extent permitted by applicable law, each shareholder irrevocably and unconditionally waives any right it may have to a trial by jury in any legal action, proceeding, cause of action, or counterclaim concerning any internal entity claim and in any other claim, action, or proceeding against the corporation or any director, officer, or other employee of the corporation. Any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Company shall be deemed to have notice of and consented to these provisions.

The foregoing description of the amendments to the Bylaws is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

3.1 Fifth Amended and Restated Bylaws of the Company, effective May 16, 2025.
104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST AIRLINES CO.

Date: May 19, 2025	By:	/s/ Jeff Novota

Jeff Novota
Senior Vice President Chief Legal Officer
& Corporate Secretary